UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 14, 2011 (Date of report)

CARACO PHARMACEUTICAL LABORATORIES, LTD.
(Exact name of registrant as specified in its charter)

Michigan	1-31773	38-2505723
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1150 Elijah McCoy Drive, Detroit, Michigan 48202
(Address of principal executive offices)

(313) 871-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

At a special meeting of stockholders held on June 14, 2011 (the “Special Meeting”), the stockholders of Caraco Pharmaceutical Laboratories, Ltd. (the “Company” or “Caraco”) voted to approve and adopt the Agreement and Plan of Merger, dated as of February 21, 2011 (the “Merger Agreement), by and among Sun Pharmaceutical Industries Limited (“Sun Pharma”), Sun Pharma Global, Inc. (“Sun Global”), Sun Laboratories, Inc. (“Sun Laboratories”) and Caraco. Immediately following the approval and adoption, on June 14, 2011, Sun Laboratories was merged (the “Merger”) with and into Caraco, with Caraco as the surviving corporation.  Pursuant to the Merger Agreement, as of the effective time of the Merger, each share of common stock of Caraco issued and outstanding immediately prior to the effective time of the Merger (other than shares of common stock held by Sun Pharma and Sun Global, and shares held by dissenting stockholders) was converted into the right to receive $5.25, without interest and subject to any applicable withholding taxes (the “Merger Consideration”).  Each share, including those held by dissenting stockholders, not held by Sun Pharma or Sun Global was then automatically cancelled and ceases to exist.  Dissenting stockholders are entitled to payment for the shares held by them as of the effective time of the Merger in accordance with applicable provisions of Michigan law.  The Merger Consideration is being paid by Sun Pharma and Sun Global.  As a result of the Merger, all of Caraco’s issued and outstanding common stock is owned by Sun Pharma and Sun Global.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction above is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard;Transfer of Listing

On June 14, 2011, the Company notified the NYSE Amex of the effectiveness of the Merger.  In connection therewith, the Company informed NYSE Amex that each outstanding share of the Company’s common stock (other than shares held by Sun Pharma and Sun Global, and shares held by dissenting stockholders) was automatically converted into the right to receive the Merger Consideration, and requested that NYSE Amex file with the Securities and Exchange Commission an application on Form 25 to report that shares of Caraco’s common stock are no longer listed on NYSE Amex.  Trading of the Company’s common stock will be suspended as of the close of trading on June 14, 2011.

Item 3.03	Material Modification to Rights of Security Holders.

As described in the Introduction above, as a result of the Merger, each share of Caraco’s common stock, issued and outstanding immediately prior to the effective time of the Merger (other than shares of common stock held by Sun Pharma and Sun Global, and shares held by dissenting stockholders) was converted into the right to receive the Merger Consideration.

At the effective time of the Merger, Caraco’s stockholders immediately prior to the effective time (other than Sun Pharma and Sun Global) ceased to have any rights as stockholders of Caraco (other than their right to receive the Merger Consideration or, in the case of dissenting stockholders, the right to receive payment for their shares in accordance with applicable provisions of Michigan law) and, accordingly, no longer have any interest in Caraco’s future earnings and growth.

               The information set forth in the Introduction and Items 2.01 and 3.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, effective as of the closing of the Merger, each of Messrs. F. Folsom Bell, Sailesh T. Desai, Timothy S. Manney, Eddie A. Munson, GP. Singh, Dilip S. Shanghvi and Sudhir V. Valia ceased serving as members of Caraco’s Board of Directors and all committees thereof.

Pursuant to the Merger Agreement, effective as of the closing of the Merger, Jayesh M. Shah became a member of Caraco’s Board of Directors.  Pursuant to Board resolution immediately following the closing of the Merger, Messrs. Shanghvi, Valia and Singh and Harin Mehta were added to the Board of Directors of Caraco.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the effective time of the Merger, the articles of incorporation of Sun Laboratories became the articles of incorporation of the surviving corporation, as amended to change the name of the corporation to Caraco Pharmaceutical Laboratories, Ltd. and to change the number of authorized shares of Caraco to 50,000,000.  A copy of the articles of incorporation of Caraco is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Pursuant to the Merger Agreement, at the effective time of the Merger, the bylaws of Sun Laboratories became the bylaws of the surviving corporation.  Such bylaws were amended immediately following the closing of the Merger. A copy of the bylaws of Caraco is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Results of Special Meeting

(a)	The Special Meeting commenced at 9:00 a.m. on June 14, 2011 and was held at DoubleTree by Hilton Guest Suites, 525 Lafayette Blvd., Detroit, Michigan 48226.

(b)
The issued and outstanding shares of stock of Caraco entitled to vote at the Special meeting consisted of 40,179,194 shares of common stock.  The common stockholders of Caraco voted on the one matter set forth below:

(1)	Vote to approve and adopt the Agreement and Plan of Merger dated as of February 21, 2011, by and among Sun Pharma, Sun Global, Sun Laboratories and Caraco, as it may be amended from time to time.

The matter was approved.  The final voting results were as follows:

For	Against	Abstain
34,517,121	1,798,456	133,383

Item 8.01	Other Events.

The information set forth in the press release issued by Caraco dated June 14, 2011 and attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits

3.1	Restated Articles of Incorporation of Caraco Pharmaceutical Laboratories, Ltd

3.2	Bylaws of Caraco Pharmaceutical Laboratories, Ltd.

99.1	Press Release issued by Caraco Pharmaceutical Laboratories, Ltd. dated June 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARACO PHARMACEUTICAL LABORATORIES, LTD.

Date: June 14, 2011	By:	/s/ GP. Singh
Name: GP. Singh
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Articles of Incorporation of Caraco Pharmaceutical Laboratories, Ltd

3.2	Bylaws of Caraco Pharmaceutical Laboratories, Ltd.

99.1	Press Release issued by Caraco Pharmaceutical Laboratories, Ltd. dated June 14, 2011